Exhibit 10.36

TRANSACTION	SETTLEMENT AGREEMENT

Le présent protocole est conclu entre :

(1)
ALLURION FRANCE, société par actions simplifiée, immatriculée auprès du Registre du Commerce et des Sociétés de Paris sous le numéro unique d’identification 828 621 383, dont le siège social est situé 6, Boulevard Montmartre – 75009 Paris, France, dûment représentée aux présentes,
(2)
ALLURION TECHNOLOGIES, INC., société de droit du Delaware, Etats-Unis, dont le principal établissement est situé 11 Huron Drive, Natick, Massachussetts, dûment représentée aux présentes,
(3)
Monsieur Benoît CHARDON, né le 15 février 1981 à Châlons-en-Champagne, France, de nationalité française et demeurant 56, rue des Petites Ecuries – 75010 Paris, France,

ci-après désignée "Allurion France",

ci-après désignée "Allurion",

ci-après désigné "Benoît Chardon",

Allurion France, Allurion et Benoît Chardon sont ci-après désignés ensemble les "Parties" et individuellement une "Partie".

This agreement is concluded between:

(1)
ALLURION FRANCE, a French société par actions simplifiée, registered with the Trade and Companies Register of Paris under the number 828 621 383 whose registered office is located 6, Boulevard Montmartre – 75009 Paris, France, duly represented for the purposes hereof,
(2)
ALLURION TECHNOLOGIES, INC., a company incorporated in Delaware, USA, whose main place of business is 11 Huron Drive, Natick, Massachussetts, duly represented for the purposes hereof,
(3)
Mr. Benoît CHARDON, born on 15 February 1981 in Châlons-en-Champagne, France, a French citizen, residing at 56, rue des Petites Ecuries – 75010 Paris, France,

hereinafter "Allurion France",

hereinafter "Allurion ",

hereinafter "Benoît Chardon",

Allurion France, Allurion and Benoit Chardon are hereinafter referred to together as the "Parties" and individually as a "Party".

1. Exposé des faits (A) Allurion France est une société filiale d'Allurion qui en détient 100% des titres et droits de vote.	1. FACTS (A) Allurion France is a subsidiary of Allurion, which holds 100% of its shares and voting rights.

(B) Benoit Chardon et Allurion ont conclu à compter du 1er août 2018 un contrat de consulting aux termes duquel Benoit Chardon assurait la direction commerciale et marketing d'Allurion et des filiales directes et indirectes (ensemble le "Groupe"). Benoit Chardon initialement domicilié au Royaume-Uni a déménagé en France au cours de l'année 2018. Benoit Chardon facturait à Allurion ses prestations via sa société personnelle, Benoit Chardon Consulting.

(B) Benoit Chardon and Allurion entered into a consulting agreement with effect from August 1st, 2018, which provided notably that Benoit Chardon was responsible for the sales and marketing management of Allurion and its direct and indirect subsidiaries (together the "Group"). Benoit Chardon was initially domiciled in the United Kingdom but moved to France during 2018. Mr Chardon invoiced Allurion for his services via his own company, Benoit Chardon Consulting.

(C) Comme négocié et agréé dans le contrat de consulting, Allurion a attribué à Benoit Chardon des stock-options portant sur un total de 190 705 actions d'Allurion.	(C) As negotiated and agreed in the consulting agreement, Allurion granted Benoit Chardon stock options on a total of 190,705 Allurion shares.

(D) Le 23 juin 2023, le contrat de consulting liant Allurion et Benoit Chardon a été rompu d'un commun accord avec effet au 1er septembre 2023. Le 26 juin 2023, Allurion a nommé Benoit Chardon Consulting directeur général d'Allurion France à compter du 1er septembre 2023 par décision d'associé unique. Benoit Chardon Consulting a formellement accepté ces fonctions. Allurion France et Benoit Chardon Consulting ont conclu le même jour une convention de mandat social à laquelle Benoit Chardon était également partie.

(D) On June 23, 2023, the consulting agreement between Allurion and Mr Chardon was terminated by mutual agreement with effect from September 1st, 2023. On June 26th, 2023, Allurion appointed Benoit Chardon Consulting Managing Director of Allurion France with effect from September 1st, 2023, by decision of its sole shareholder. Benoit Chardon Consulting formally accepted this appointment. Allurion France and Benoit Chardon Consulting entered on the same day into a corporate office agreement, to which Mr Chardon was also a party.

(E) Par email du 17 octobre 2023, le conseil de Benoit Chardon a adressé un courrier à Allurion France dans lequel il alléguait d'une part que Benoit Chardon avait été salarié de cette société depuis le 1er août 2018 et d'autre part qu'il estimait que ses conditions et environnement de travail étaient insuffisantes, indiquant qu'il envisageait de saisir le conseil de

(E) By email dated October 17th, 2023, Benoit Chardon's counsel sent a letter to Allurion France in which he alleged that Benoit Chardon had been an employee of the company since August 1st 2018 and that he considered that his working conditions and environment were insufficient, indicating that he contemplated legal action for reclassification and judicial

prud'hommes compétent d'une demande de requalification et de résiliation judiciaire de son contrat.	termination of his contract in front of the competent industrial tribunal.

(F) Allurion France a répondu au conseil de Benoit Chardon par email du 30 octobre 2023 qu'il n'avait jamais été salarié de la société, mais qu'il était un des dirigeants du Groupe travaillant, via sa société personnelle Benoit Chardon Consulting comme il en avait lui-même décidé, hors de tout lien de subordination, et que ses conditions de travail étaient saines et conformes aux règles applicables.

(F) Allurion France replied to Benoit Chardon's counsel by email dated October 30, 2023 that he had never been an employee of the company, but that he was rather one of the Group's senior executives, working through his personal company Benoit Chardon Consulting as he had decided on his own, outside any subordination relationship, and that his work conditions were safe and compliant with applicable regulations.

(G) Benoit Chardon Consulting, Benoit Chardon et Allurion France sont convenues par accord du 12 décembre 2023 (le "Protocole d'Accord"), des conditions de rupture du mandat social de Benoit Chardon Consulting et de mettre fin à toute collaboration entre les Parties à compter du 31 décembre 2023 (la "Date de Rupture").

(G) Benoit Chardon Consulting, Benoit Chardon and Allurion France have agreed, by a Termination Agreement dated December 12, 2023 (the "Termination Agreement”), to the terms and conditions of the termination of Benoit Chardon Consulting’s corporate office and to terminate all collaboration between the Parties with effect from December 31, 2023 (the “Termination Date”).

(H) C’est dans ces circonstances que les parties ont engagé des négociations et sont parvenues à mettre fin à leur différend en effectuant des concessions réciproques en vue d’éviter la publicité, les aléas et les coûts d’un contentieux.

(H) It was in these circumstances that the Parties entered into negotiations and managed to put an end to their dispute by making reciprocal concessions in order to avoid the publicity, uncertainties and costs of litigation.

2. CONCESSIONS DES PARTIES	2. CONCESSIONS OF THE PARTIES

2.1 Sans que ceci vaille reconnaissance du bien-fondé des prétentions de Benoit Chardon, Allurion accepte de lui verser, en réparation de tout chef de préjudice et à titre de dommages et intérêts, une indemnité transactionnelle, forfaitaire et définitive d’un montant brut égal à

2.1 Without this constituting recognition of the merits of Benoit Chardon's claims, Allurion agrees to pay him, in compensation for all losses and by way of damages, a lump-sum and final settlement of a gross amount equal to €183,260 (one hundred and eighty three thousand two hundred and sixty euros).

183 260 € (cent quatre-vingt-trois mille deux cent soixante euros).

Benoit Chardon a décidé d’exercer les stock-options d’Allurion acquises à la Date de Rupture, portant sur 165 539 actions d’Allurion, selon les termes et conditions stipulées dans l’annexe A. Le prix d’exercice de ces stock-options étant du même montant que l’indemnité transactionnelle convenue, le paiement de cette dernière est opéré par compensation avec l’attribution à Benoit Chardon de 165 539 actions d’Allurion.

Benoit Chardon has decided to exercise the Allurion stock options vested on the Termination Date, representing 165,539 Allurion shares, in accordance with the terms and conditions set out in Appendix A. As the exercise price of these stock options is the same as the agreed settlement indemnity, the latter is paid by way of set-off with the transfer to Benoit Chardon of 165,539 Allurion shares.

2.2 En contrepartie des concessions ci-dessus, Benoit Chardon renonce irrévocablement à toute action ou prétention envers Allurion France, Allurion ou toute société du Groupe, relative notamment, sans que cette liste soit limitative, à toute requalification en contrat de travail des relations contractuelles ayant existé entre les parties, à toute demande en résultant directement ou indirectement, tout droit relatifs à des stock-options non acquises (étant entendu que toute stock-option non acquises à la Date de Rupture sont caduques et qu'aucune indemnisation n'est due à cet égard) et tous dommages-intérêts ou indemnité de quelque nature que ce soit liée à la formation, à l'exécution ou à la rupture des contrats ayant lié les Parties et plus généralement de toutes relations de travail, de consultant ou de collaboration.

Plus généralement, chacune des parties renonce irrévocablement l'une envers l'autre à tous droits, actions, ou prétentions, nés ou à naître, pouvant être liés à la formation, à l'exécution ou à la rupture des relations contractuelles qui les liaient, quels que soient les droits applicables auxdites relations.

Les Parties confirment qu'elles ne sont plus liées par aucune relation contractuelle ou engagement d'aucune sorte depuis la Date de

2.2 In consideration of the above concessions, Benoit Chardon irrevocably waives any action or claim against Allurion France, Allurion or any company in the Group, relating in particular, but without this list being limitative, to any requalification as an employment contract of the contractual relations which have existed between the parties, any claim arising directly or indirectly therefrom, any right relating to unvested stock-options (it being agreed that any unvested stock options as of the Termination Date are forfeited and no compensation is due with respect thereto) and any damages or indemnity of any nature whatsoever in connection with the formation, performance or termination of contracts between the parties and, more generally, any employment, consulting or collaboration relationship.

More generally, each of the parties irrevocably waives all rights, actions or claims, arising or to arise, which may be related to the formation, performance or termination of the contractual relationship between them, whatever the laws applicable to the said relationship.

The Parties confirm that they are no longer bound by any contractual relationship or any commitment of any nature since the Termination

Rupture, excepté les engagements résultant du présent accord ou du "Protocole d'Accord".	Date, except for the commitments resulting from this Agreement and the Termination Agreement.

2.3 Pendant une durée de cinq (5) ans à compter de la date des présentes, Benoit Chardon, directement ou par personne interposée, s’engage à ne pas communiquer (notamment via la presse, les réseaux sociaux ou tous autres médias) sur son départ et ses activités au sein du Groupe et à ne pas tenir de propos dénigrants en la présence de toute personne (notamment en présence de prêteurs, investisseurs, établissements financiers, de salariés, de représentants syndicaux, de partenaires, de clients ou de fournisseurs du Groupe) à l’égard d'Allurion, Allurion France, des associés directs et indirects, actuels ou passés d'Allurion et/ou de toute autre société du Groupe (en ce compris leurs salariés, représentants ou mandataires sociaux).

2.3 For a period of five (5) years from the date hereof, Benoit Chardon, directly or through an intermediary, undertakes not to communicate (in particular via the press, social networks or any other media) about his departure and his activities within the Group and not to make any disparaging remarks in the presence of any person (in particular in the presence of lenders, investors, financial institutions, employees, union representatives, partners, customers or suppliers of the Group) with regard to Allurion, Allurion France, Allurion's current or former direct or indirect associates and/or any other Group company (including their employees, representatives or corporate officers).

2.4 Benoit Chardon s'engage, pour une durée d’un an à compter de la Date de Rupture pour quelque motif que ce soit, à ne pas, directement ou indirectement solliciter, encourager ou prendre toute autre mesure visant à inciter un salarié ou un consultant d'Allurion, Allurion France ou toute autre société du Groupe, à mettre fin à leur contrat de travail ou à leur relation avec ces sociétés afin d'être employé ou de fournir des services à toute autre personne.

2.4 Benoit Chardon undertakes, for a period of one year from the Termination Date for any reason whatsoever, not to directly or indirectly solicit, encourage or take any other action to induce any employee or consultant of Allurion, Allurion France or any other Group company to terminate their employment contract or relationship with such companies in order to be employed by or provide services to any other person.

2.5 Chaque Partie conserve à sa charge les frais des conseils dont elles ont utilisé les services pour les assister dans la négociation et la conclusion du présent accord. Toutefois, à titre de concession supplémentaire, Allurion France prendra à sa charge une partie des frais exposés par Benoit Chardon à concurrence de 5 000 euros hors taxe, qui seront réglés directement au conseil de Benoit Chardon sur présentation d'une facture conforme.

2.5 Each Party shall bear the costs of the counsels whose services it/he has used to assist it/him in the negotiation and conclusion of this Agreement. However, as an additional concession, Allurion France will bear part of the costs incurred by Benoit Chardon up to a maximum of 5,000 euros before VAT, which will be paid directly to Benoit Chardon's counsel on presentation of a corresponding invoice.

2.6 Chacune des Parties confirme qu'elle n'a, à ce jour, révélé à quiconque sauf à ses conseils l'existence ou le contenu du Protocole et s'engage à continuer à l'avenir à conserver la plus stricte confidentialité à cet égard, sauf autorisation écrite préalable de toutes les Parties.

Nonobstant ce qui précède, Allurion peut procéder à une annonce ou à une divulgation publique concernant le présent protocole ou les opérations prévues dans le Protocole si cette annonce ou cette divulgation est requise par :

(A) la loi ou la législation en vigueur ; ou

(B) toute autorité boursière, organisme de réglementation (y compris, mais sans s’y limiter, la Securities and Exchange Commission aux États-Unis) ou toute institution administrative, que cette obligation ait ou non force de loi.

2.6 Each of the Parties confirms that it has not, to date, disclosed to anyone other than its/his counsel the existence or content of this Agreement and undertakes to continue in the future to maintain the strictest confidentiality in this regard, except upon prior agreement in writing of all Parties.

Notwithstanding the foregoing, Allurion may proceed to make a public announcement or disclosures regarding this Agreement or the operations provided for in this Agreement if said announcement or disclosure is required by:

(A) law or the current legislation; or

(B) any stock market authority, regulatory body (including but not limited to the United States Securities and Exchange Commission) or any administrative institution, whether or not said obligation has the force of law.

2.7 Le présent protocole vaut transaction ferme, définitive et sans réserve entre les Parties. Les Parties conviennent que le présent protocole est établi conformément aux dispositions des articles 2044 et suivants du Code Civil, et en particulier de l'article 2052 dudit Code aux termes duquel la transaction fait obstacle à l'introduction ou à la poursuite entre les Parties d'une action en justice ayant le même objet. La présente transaction règle définitivement tout litige entre les parties, ceci afin de remplir Benoit Chardon de tous ses droits, et pour mettre fin à tout différend né ou à naître entre les Parties des rapports de droit ou de fait ayant pu exister entre Benoit Chardon d'une part et Allurion, Allurion France et toute société du Groupe d'autre part.

2.7 This Agreement constitutes a firm, final and unconditional settlement agreement between the Parties. The Parties agree that this Agreement has been drawn up in accordance with the provisions of articles 2044 et seq. of the French Civil Code, and in particular article 2052 of said Code, under the terms of which the transaction shall prevent the Parties from instituting or continuing legal proceedings with the same object. The present settlement definitively settles any dispute between the parties, in order to fulfil Benoit Chardon of all his rights, and to put an end to any dispute arising or to arise between the Parties from the legal or de facto relationships that may have existed between Benoit Chardon on the one hand and Allurion, Allurion France and any Group company on the other.

Fait en trois exemplaires originaux/in three original copies,

Via Docusign, le _______________, Via Docusign, le ______________

_________________________________ ____________________________

Allurion Technologies Inc. Monsieur/Mr. Benoît Chardon

Monsieur/Mr. Shantanu Gaur, CEO

Via Docusign, le _______________,

_________________________________

Allurion France

MonsieurMr. Shantanu Gaur, Président

Annexe A – exercice des stock-options

Appendix A - Exercise of stock options

The following vested options shall be exercised for the amounts set forth herein:

1.
Option ES-137 shall be exercised as to 97,799 shares at an exercise price per share of $1.13, for an aggregate purchase price of $110,512.87.
2.
Option ES-211 shall be exercised as to 23,939 shares at an exercise price per share of $1.17, for an aggregate purchase price of $28,008.63.
3.
Option ES-230 shall be exercised as to 25,060 shares at an exercise price per share of $0.95, for an aggregate purchase price of $23,807.00.
4.
Option ES-367 shall be exercised as to 11,714 shares at an exercise price per share of $1.88, for an aggregate purchase price of $22,022.32.
5.
Option ES-368 shall be exercised as to 7,027 shares at an exercise price per share of $1.88, for an aggregate purchase price of $13,210.76.

Total shares acquired upon exercise: 165,539

Aggregate purchase price: $197,561.58

Notices of exercise are attached hereto.

STOCK OPTION EXERCISE NOTICE

Allurion Technologies, Inc.

Attention: Chief Executive Officer

11 Huron Drive, Suite 200

Natick, MA 01760

Pursuant to the terms of the option agreement between the undersigned and Allurion Technologies, Inc. (the “Company”) dated August 22, 2018 (the “Agreement”) under the Company’s 2010 Stock Incentive Plan (as amended from time to time, the “Plan”), I, Benoit Chardon, hereby fully exercise such option by including herein payment in the amount of $110,512,87 representing the purchase price for 97,799 Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Personal, certified, or bank check or postal money order payable to Allurion Technologies, Inc.

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)
I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)
I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)
I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv)
I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v)
I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi)
I understand and agree that the Company has certain repurchase rights, a right of first refusal and other transfer restrictions with respect to the Shares pursuant to the Agreement and the Plan.

(vii)
I understand and agree that, if requested by the Company at its sole discretion, as a condition to the issuance of the Shares hereunder, I will become a party to:
(A)
that certain Right of First Refusal and Co-Sale Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Right of First Refusal and Co-Sale Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Right of First Refusal and Co-Sale Agreement applicable to a Key Holder thereunder, and that I will execute a counterpart signature page thereto promptly upon such request; and
(B)
that certain Voting Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Voting Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to a Key Holder thereunder, and that I will execute an Adoption Agreement thereto promptly upon such request.

Sincerely yours,

Name: Benoit Chardon

Address:

56, rue des Petites Ecuries

75010 Paris, France

Date: December 12, 2023

STOCK OPTION EXERCISE NOTICE

Allurion Technologies, Inc.

Attention: Chief Executive Officer

11 Huron Drive, Suite 200

Natick, MA 01760

Pursuant to the terms of the option agreement between the undersigned and Allurion Technologies, Inc. (the “Company”) dated March 5, 2020 (the “Agreement”) under the Company’s 2010 Stock Incentive Plan (as amended from time to time, the “Plan”), I, Benoit Chardon, hereby partially exercise such option by including herein payment in the amount of $28,008.63 representing the purchase price for 23,939 Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Personal, certified, or bank check or postal money order payable to Allurion Technologies, Inc.

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)
I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)
I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)
I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv)
I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v)
I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi)
I understand and agree that the Company has certain repurchase rights, a right of first refusal and other transfer restrictions with respect to the Shares pursuant to the Agreement and the Plan.

(vii)
I understand and agree that, if requested by the Company at its sole discretion, as a condition to the issuance of the Shares hereunder, I will become a party to:
(A)
that certain Right of First Refusal and Co-Sale Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Right of First Refusal and Co-Sale Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Right of First Refusal and Co-Sale Agreement applicable to a Key Holder thereunder, and that I will execute a counterpart signature page thereto promptly upon such request; and
(B)
that certain Voting Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Voting Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to a Key Holder thereunder, and that I will execute an Adoption Agreement thereto promptly upon such request.

Sincerely yours,

Name: Benoit Chardon

Address:

56, rue des Petites Ecuries

75010 Paris, France

Date: December 12, 2023

STOCK OPTION EXERCISE NOTICE

Allurion Technologies, Inc.

Attention: Chief Executive Officer

11 Huron Drive, Suite 200

Natick, MA 01760

Pursuant to the terms of the option agreement between the undersigned and Allurion Technologies, Inc. (the “Company”) dated December 31, 2020 (the “Agreement”) under the Company’s 2020 Stock Incentive Plan (as amended from time to time, the “Plan”), I, Benoit Chardon, hereby partially exercise such option by including herein payment in the amount of $23,807.00 representing the purchase price for 25,060 Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Personal, certified, or bank check or postal money order payable to Allurion Technologies, Inc.

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)
I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)
I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)
I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv)
I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v)
I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi)
I understand and agree that the Company has certain repurchase rights, a right of first refusal and other transfer restrictions with respect to the Shares pursuant to the Agreement and the Plan.

(vii)
I understand and agree that, if requested by the Company at its sole discretion, as a condition to the issuance of the Shares hereunder, I will become a party to:
(A)
that certain Right of First Refusal and Co-Sale Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Right of First Refusal and Co-Sale Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Right of First Refusal and Co-Sale Agreement applicable to a Key Holder thereunder, and that I will execute a counterpart signature page thereto promptly upon such request; and
(B)
that certain Voting Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Voting Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to a Key Holder thereunder, and that I will execute an Adoption Agreement thereto promptly upon such request.

Sincerely yours,

Name: Benoit Chardon

Address:

56, rue des Petites Ecuries

75010 Paris, France

Date: December 12, 2023

STOCK OPTION EXERCISE NOTICE

Allurion Technologies, Inc.

Attention: Chief Executive Officer

11 Huron Drive, Suite 200

Natick, MA 01760

Pursuant to the terms of the option agreement between the undersigned and Allurion Technologies, Inc. (the “Company”) dated December 7, 2021 (the “Agreement”) under the Company’s 2020 Stock Incentive Plan (as amended from time to time, the “Plan”), I, Benoit Chardon, hereby partially exercise such option by including herein payment in the amount of $22,022.32 representing the purchase price for 11,714 Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Personal, certified, or bank check or postal money order payable to Allurion Technologies, Inc.

[ ] 3. Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)
I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)
I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)
I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv)
I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v)
I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi)
I understand and agree that the Company has certain repurchase rights, a right of first refusal and other transfer restrictions with respect to the Shares pursuant to the Agreement and the Plan.

(vii)
I understand and agree that, if requested by the Company at its sole discretion, as a condition to the issuance of the Shares hereunder, I will become a party to:
(A)
that certain Right of First Refusal and Co-Sale Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Right of First Refusal and Co-Sale Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Right of First Refusal and Co-Sale Agreement applicable to a Key Holder thereunder, and that I will execute a counterpart signature page thereto promptly upon such request; and
(B)
that certain Voting Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Voting Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to a Key Holder thereunder, and that I will execute an Adoption Agreement thereto promptly upon such request.

Sincerely yours,

Name: Benoit Chardon

Address:

Address:

56, rue des Petites Ecuries

75010 Paris, France

Date: December 12, 2023

STOCK OPTION EXERCISE NOTICE

Allurion Technologies, Inc.

Attention: Chief Executive Officer

11 Huron Drive, Suite 200

Natick, MA 01760

Pursuant to the terms of the option agreement between the undersigned and Allurion Technologies, Inc. (the “Company”) dated December 7, 2021 (the “Agreement”) under the Company’s 2020 Stock Incentive Plan (as amended from time to time, the “Plan”), I, Benoit Chardon, hereby partially exercise such option by including herein payment in the amount of $13,210.76 representing the purchase price for 7,027 Shares. I have chosen the following form(s) of payment:

[ ] 1. Cash

[ ] 2. Personal, certified, or bank check or postal money order payable to Allurion Technologies, Inc.

[X] 3. Other (as referenced in the Agreement and described in the Plan (please describe)) _____________________________________________________.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to the Company as follows:

(i)
I am purchasing the Shares for my own account for investment only, and not for resale or with a view to the distribution thereof.
(ii)
I have had such an opportunity as I have deemed adequate to obtain from the Company such information as is necessary to permit me to evaluate the merits and risks of my investment in the Company and have consulted with my own advisers with respect to my investment in the Company.
(iii)
I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.
(iv)
I can afford a complete loss of the value of the Shares and am able to bear the economic risk of holding such Shares for an indefinite period of time.
(v)
I understand that the Shares may not be registered under the Securities Act of 1933 (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing Shares will bear restrictive legends reflecting the foregoing and/or that book entries for uncertificated Shares will include similar restrictive notations.
(vi)
I understand and agree that the Company has certain repurchase rights, a right of first refusal and other transfer restrictions with respect to the Shares pursuant to the Agreement and the Plan.

(vii)
I understand and agree that, if requested by the Company at its sole discretion, as a condition to the issuance of the Shares hereunder, I will become a party to:
(A)
that certain Right of First Refusal and Co-Sale Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Right of First Refusal and Co-Sale Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Right of First Refusal and Co-Sale Agreement applicable to a Key Holder thereunder, and that I will execute a counterpart signature page thereto promptly upon such request; and
(B)
that certain Voting Agreement between the Company and certain of its stockholders dated as of January 17, 2017, for so long as such agreement is in effect and as the same may be amended or amended and restated from time to time (the “Voting Agreement”), and I shall thereby be bound by, and subject to, all the terms and provisions of the Voting Agreement applicable to a Key Holder thereunder, and that I will execute an Adoption Agreement thereto promptly upon such request.

Sincerely yours,

Name: Benoit Chardon

Address:

56, rue des Petites Ecuries

75010 Paris, France

Date: December 12, 2023